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                                                                    EXHIBIT 24.6

                                    CONSENT

    I, James T. Demetriades, consent to the inclusion in the registration statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended, of my name and biography under the caption "Management" as a director-nominee of the Board of Directors of the Company.

                                          /s/ JAMES T. DEMETRIADES
                                          --------------------------------------
                                          Name: